Exhibit 21.1

GENESIS ENERGY, L.P.

Subsidiaries of the Registrant

Genesis Crude Oil, L.P.—Delaware limited partnership (99.99% limited partner interest owned by Genesis Energy, L.P.)—holds 50% interest in Sandhill Group, LLC

Genesis Pipeline Texas, L.P.—Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis Pipeline USA, L.P.—Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis CO2 Pipeline, L.P.—Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis Natural Gas Pipeline, L.P.—Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis Syngas Investments, L.P.—Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)—holds 50% interest in T&P Syngas Supply Company

Genesis Energy, LLC—Delaware limited liability company, and non-economic general partner of Genesis Energy, L.P., and each of the entities listed above

Genesis Pipeline Alabama, LLC—Alabama limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Genesis Energy Finance Corporation—Delaware corporation (owned 100% by Genesis Crude Oil, L.P.)

Genesis Davison, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Davison Petroleum Supply, LLC—Delaware limited liability company (100% member interest owned by Genesis Davison, LLC)

Davison Transportation Services, LLC—Delaware limited liability company (100% member interest owned by Genesis Davison, LLC)

Davison Transportation Services, Inc.—Delaware corporation (owned 100% by Genesis Davison, LLC)

Red River Terminals, L.L.C.—Louisiana limited liability company (100% owned by Genesis Davison, LLC)

Fuel Masters, LLC—Texas limited liability company (100% owned by Davison Petroleum Supply, LLC)

TDC, L.L.C.—Louisiana limited liability company (100% owned by Davison Petroleum Supply, LLC)

TDC Services Corporation, Inc.—Delaware corporation (100% owned by Davison Transportation Services, Inc.)

Genesis NEJD Holdings, LLC—Delaware limited liability company (100% member interest owned by Genesis Energy, L.P.)

Genesis NEJD Pipeline, LLC—Delaware limited liability company (100% member interest owned by Genesis NEJD Holdings, LLC)

Genesis Free State Holdings, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Genesis Free State Pipeline, LLC—Delaware limited liability company (100% member interest owned by Genesis Free State Holdings, LLC)

Genesis Marine, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Genesis CHOPS I, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Genesis CHOPS II, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

GEL CHOPS GP, LLC—Delaware limited liability company (100% member interest owned by Genesis CHOPS II, LLC)

GEL CHOPS I, L.P.—Delaware limited partnership (99% limited partner interest owned by Genesis CHOPS I, LLC, 1% general partner interest owned by GEL GCOPS GP, LLC)—holds 25% interest in Cameron Highway Oil Pipeline Company

GEL CHOPS II, L.P.—Delaware limited partnership (99% limited partner interest owned by Genesis CHOPS I, LLC, 1% general partner interest owned by GEL GCOPS GP, LLC)—holds 25% interest in Cameron Highway Oil Pipeline Company

Texas City Crude Oil Terminal, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

GEL Tex Marketing, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Milam Services, Inc.—Delaware corporation (100% owned by Davison Transportation Services, Inc.)

GEL Wyoming, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Thunder Basin Holdings, LLC—Delaware limited liability company (91% member interest owned by GEL Wyoming, LLC)

Antelope Refining, LLC—Delaware limited liability company (100% member interest owned by Thunder Basin Holdings, LLC)

Thunder Basin Pipeline, LLC—Delaware limited liability company (100% member interest owned by Thunder Basin Holdings, LLC)

Genesis SEKCO, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

GEL SEKCO, LLC—Delaware limited liability company (100% member interest owned by Genesis SEKCO, LLC)

Genesis POPCO, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

GEL POPCO, LLC—Delaware limited liability company (100% member interest owned by Genesis POPCO, LLC)

Genesis Odyssey, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

GEL Odyssey, LLC—Delaware limited liability company (100% member interest owned by Genesis Odyssey, LLC)

Genesis Offshore, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

GEL Offshore, LLC—Delaware limited liability company (100% member interest owned by Genesis Offshore, LLC)

GEL Offshore Pipeline, LLC—Delaware limited liability company (100% member interest owned by GEL Offshore, LLC)

Genesis Rail Services, LLC—Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)